UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 April 25, 2017 Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 25, 2017, Exelon held its annual meeting of shareholders. The following tables present the final results of voting on each of the matters submitted to a vote of security holders during Exelon’s annual meeting of shareholders:

1.	Election of Directors.

Director	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Anthony K. Anderson	668,425,599	10,177,192	2,813,505	100,072,316
Ann C. Berzin	672,415,725	6,339,389	2,661,182	100,072,316
Christopher M. Crane	672,423,375	6,341,984	2,650,937	100,072,316
Yves C. de Balmann	660,205,742	18,329,770	2,880,784	100,072,316
Nicholas DeBenedictis	661,930,346	16,662,131	2,823,819	100,072,316
Nancy L. Gioia	673,049,188	5,673,280	2,693,828	100,072,316
Linda P. Jojo	662,203,088	16,476,119	2,737,089	100,072,316
Paul L. Joskow	671,238,274	7,357,326	2,820,696	100,072,316
Robert J. Lawless	621,611,674	56,876,907	2,927,715	100,072,316
Richard W. Mies	670,370,042	8,243,410	2,802,844	100,072,316
John W. Rogers, Jr.	664,977,406	13,731,518	2,707,372	100,072,316
Mayo A. Shattuck III	658,667,899	19,984,188	2,764,209	100,072,316
Stephen D. Steinour	591,054,497	87,574,933	2,786,866	100,072,316

2.	Ratification of PricewaterhouseCoopers LLP as Exelon’s Independent Accountant for 2017.

FOR	AGAINST	ABSTAIN
767,449,135	11,636,352	2,403,125

3.	The advisory vote on Exelon’s 2016 executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
586,015,218	87,297,952	8,103,126	100,072,316

4.	The advisory vote on the frequency of the advisory vote on executive compensation

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
597,343,237	3,465,042	76,681,487	3,926,530

Based on its recommendation to shareholders in favor of an annual vote and the vote of approximately 87.66% of Exelon’s shares in favor of an annual vote, the Exelon board of directors has decided to continue to hold the advisory vote on executive compensation annually until the next required vote on the frequency of shareholder votes on the compensation of executives.

* * * * *

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation include those factors discussed herein, as well as the items discussed in (1) Exelon Corporation’s 2016 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 24, Commitments and Contingencies; and (2) other factors discussed in filings with the SEC by Exelon Corporation. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon Corporation does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and
Chief Financial Officer
Exelon Corporation

April 27, 2017